UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)	(Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/16

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Global Total Return
and Income Fund, Inc.

Semi-Annual Report

June 30, 2016

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and credit history

• Assets and income

• Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

• State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the six month period ended June 30, 2016. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2016)

For the six months ended June 30, 2016, the Fund’s NAV returned 3.7%, outperforming the 0.7% return of its benchmark, the MSCI World® Index (the “Index”). Over the last twelve months, the Fund’s NAV performance of -6.7% underperformed the Index return of -2.8%. Due to weaker performance between 2013-2015, the Fund’s NAV performance over longer time periods and since inception has also lagged the benchmark. The since inception annualized return was 5.1% versus 5.8% for the Index. Shares of LGI ended the first six month period of 2016 with a market price of $13.08, representing a 14.6% discount to the Fund’s NAV per share of $15.31.

The Fund’s net assets were $147.1 million as of June 30, 2016, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $198.3 million, representing a 25.8% leverage rate. This leverage rate was higher than that at the end of the fourth quarter of 2015 (20.1%), but below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection in the consumer staples, health care and industrials sectors, and within the US and the UK contributed positively to performance in the first half of 2016. A higher-than-benchmark exposure to the energy sector also added value. In contrast, stock selection in the financials sector and within Japan detracted from performance.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was favorable in the first six months of 2016, helped by a strong rally at the end of the period. While the emerging markets currency and debt portion of the Fund was a meaningful negative contributor to performance between 2013-2015, it has still contributed positively to performance since the Fund’s inception.

As of June 30, 2016, 75.7% of the Fund’s total leveraged assets consisted of global equities, 24.2% consisted of emerging market currency and debt instruments, and 0.1% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share is $0.07948, representing a distribution yield of 7.3% based on the Fund’s market price of $13.08 as of the close of trading on the NYSE on June 30, 2016. It is currently estimated that, of the $0.47688 distributed per share for the year-to-date, approximately $0.30997 may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio

(75.7% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include Assa Abloy, a Swedish lock manufacturer, and the world’s largest lock manufacturer by sales volume; Novo Nordisk, a global healthcare company, headquartered in Denmark; and Unilever, an Anglo-Dutch multinational consumer goods company, co-headquartered in the Netherlands and United Kingdom.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of June 30, 2016, 51.1% of the portfolio’s stocks were based in North America, 25.8% were based in continental Europe (not including the United Kingdom), 14.8% were from the United Kingdom, 4.5% were from Japan, and 3.8% were from the rest of Asia (not including Japan) and Australia. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, as of June 30, 2016, were consumer staples (17.3%), which includes food and staples retailing, food beverage and tobacco, and household and personal products; and health care (17.1%). Other sectors in the portfolio include information technology, financials, energy, industrials, consumer discretionary, telecom, utilities, and materials. The average dividend yield on the securities held in the global equity portfolio was approximately 3.3% as of June 30, 2016.

Global Equity Markets Review

In the first half of 2016, global financial markets experienced appreciable volatility as investors traded largely on short-term risk assessments of macro events. Global stocks closed modestly lower in a bifurcated first quarter, as markets sold off sharply to begin 2016 on concerns about global growth and fluctuations in currencies and commodities. However, world equities stabilized mid-first quarter and rebounded substantially into the end of the quarter on central bank stimulus. Economic data continued to incrementally improve, helping global equity markets to close slightly higher at the end of the six-month period. The muted gain for the first half of 2016 belied volatility, as stocks oscillated from losses to gains. Investors weighed signs of global economic stability, speculation that the US Federal Reserve (the “Fed”) would hold off on raising interest rates, and pledges from other central banks to step in if conditions deteriorated against disappointing corporate earnings, fear of higher US interest rates, and political and economic uncertainty in Europe. Indices were unsettled heading into the end of the six-month period, which was marked by meetings of the Fed and the Bank of Japan, as well as the United Kingdom’s referendum on European Union membership. By and large, the results of the central bank meetings at the end of the June were as expected. The United Kingdom’s affirmative vote to leave the European Union (the so-called “Brexit”) was not widely anticipated, and the market headed sharply lower on the resulting political turmoil in the UK, economic uncertainty for all of Europe, and the impact on global markets. The pound and euro fell, while the US dollar and Japanese yen rose. Bond yields declined globally. Equities bounced back at the end of June, as central banks pledged additional measures to support the markets in the wake of the Brexit vote and the initial shock eased. UK stocks closed up in local currency terms, but continental European equities remained stagnant. Japanese stocks were among the worst performers, due largely to the potentially negative impact of a higher yen. US equities closed the six month period in positive territory. In emerging markets, Latin America and Asia (excluding China) outperformed on the prospect of lower rates for longer, muted ties to the UK economy, and better growth prospects.

What Helped and Hurt LGI

Stock selection and an overweight position in the consumer staples sector and within the US contributed positively to performance in the first half of the year. Shares of Reynolds American, a US tobacco company, climbed as revenue exceeded estimates, guidance met expectations and management raised the dividend. Additionally during the period it was reported that British American Tobacco may be interested in the company. We like Reynolds American on its compounding earnings growth. Returns are high and improving and the company is positioned to benefit from significant industry changes. Stock selection in the health care sector also helped performance. Shares

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

of pharmaceutical company Pfizer rose after the company reported strong quarterly earnings, management raised its guidance for 2016, driven by currency exchange rate tailwinds and stronger revenues and the company announced that it had terminated its proposed $160 billion acquisition of Allergan. We expect Pfizer to continue to drive value in both its innovative and established products groups, and we believe that the company has several attractive late-stage commercial opportunities and the financial strength and flexibility to pursue further business development opportunities. Stock selection within the industrial sector and within the UK, and a higher-than-benchmark exposure to the energy sector also added value over this time period.

In contrast, stock selection in the financials sector and within Japan detracted from performance. Shares of Mitsubishi UFJ Financial Group, a diversified Japanese bank, declined on concerns over the Bank of Japan’s negative interest rate policy. We continue to hold Mitsubishi as it trades below half of book value and as we believe stable domestic loan demand can offset rate effects. Stable credit conditions in Japan and defensive overseas businesses keep credit costs low.

Emerging Market Currency and Debt Portfolio

(24.2% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2016, this portfolio consisted of forward currency contracts (58.7%) and sovereign debt obligations (41.3%). The average duration of the emerging market currency and debt portfolio increased meaningfully over the last six months, with the June 30, 2016 duration at approximately 23 months, compared to 9 months at the end of 2015. The average yield decreased from 11.6%2 on December 31, 2015 to 7.3% on June 30, 2016.

Emerging Market Currency and Debt Market Review

Emerging markets local currency and debt markets, though volatile, were generally stronger during the period. Two-way volatility due to changing expectations for the Fed and Brexit were offset by positive developments, including rising commodity prices and the global search for yield. Emerging markets local market performance was disparate with Brazil rising by 15% and Russia up over 7%, while Argentina and Colombia rallied by 5% each. Conversely, Poland (-5%) and Mexico (-4%) lagged, while Nigeria effected a -30% devaluation of the naira.

Emerging markets currencies have been buffeted by a series of factors over the past several years that have weighed on performance. We believe many of these factors were one-off drivers that led to the sharp depreciation seen in many currencies. The end of a predominantly multi-decade easing cycle around the world, the decline in emerging markets growth premium, both in absolute terms and relative to developed markets, and sharp outflows from locally-denominated emerging markets assets are very unlikely to recur in our view.

What Helped and What Hurt LGI

Russia contributed positively in the period. We are positioned in Russia due to high yield, a rising current account surplus owing to massive import compression, and shrinking capital outflows. Russia also benefitted from oil’s 25% rally in the second quarter. In Uruguay, the peso has been supported by the country’s central bank, which has used the stronger currency as a tool to fight inflation that has risen sharply over that past year from 7.5% to 11%. Colombia and Brazil both added value. Stronger oil in the former and lack of central bank intervention in the latter, combined with tight monetary policy, fueled the second quarter’s solid gains. Zambia benefitted from stronger copper prices and high-yield debt, both of which attracted portfolio inflow.

Conversely, Mexico detracted from performance, as its ample liquidity and low hedging costs (interest rates) caused the peso to underperform during periods of emerging markets sell-offs (May), while its high level of foreign investor presence and indirect exposure to oil caused it to lag rallies (April/June). The Asian region also detracted due to a contraction in manufacturing amid the market’s expectation of a Fed rate hike in June, which weighed on Asian (and emerging markets) currencies in May, while low yields undercut performance amid June’s rally. South Korea and the Philippines accounted for most of the region’s detraction.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The total quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

Total returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of June 30, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Value at 6/30/16
LGI at Market Price	$14,896
LGI at Net Asset Value	14,009
MSCI World Index	15,428

Average Annual Total Returns*

Periods Ended June 30, 2016

(unaudited)

	One Year	Five Years	Ten Years
Market Price	-7.86%	3.76%	4.07%
Net Asset Value	-6.74%	4.02%	3.43%
MSCI World Index	-2.78%	6.63%	4.43%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings June 30, 2016 (unaudited)

Security	Value	Percentage of Net Assets
Reynolds American, Inc.	$5,932,300	4.0%
International Business Machines Corp.	5,837,459	4.0
Assa Abloy AB ADR	5,334,600	3.6
Pfizer, Inc.	5,273,261	3.6
Cisco Systems, Inc.	5,098,213	3.5
Novo Nordisk A/S Sponsored ADR	4,920,870	3.3
British American Tobacco PLC Sponsored ADR	4,881,396	3.3
Chevron Corp.	4,822,180	3.3
Apple, Inc.	4,799,120	3.3
Unilever PLC Sponsored ADR	4,747,881	3.2

Portfolio Holdings Presented by Sector June 30, 2016 (unaudited)

Sector	Percentage of Total Investments
Consumer Discretionary	2.9%
Consumer Staples	15.0
Energy	11.8
Financials	13.3
Health Care	14.7
Industrials	10.4
Information Technology	14.3
Materials	0.6
Telecommunication Services	2.7
Utilities	0.7
Sovereign Debt	13.5
Short-Term Investment	0.1
Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

June 30, 2016 (unaudited)

Description	Shares	Fair Value
Common Stocks—101.9%
Australia—0.8%
BHP Billiton, Ltd. Sponsored ADR	38,500	$1,099,560
Denmark—3.3%
Novo Nordisk A/S Sponsored ADR	91,500	4,920,870
Finland—1.5%
Sampo Oyj, A Shares ADR	109,500	2,227,778
France—6.0%
Engie SA Sponsored ADR	75,981	1,231,652
Sanofi ADR	105,200	4,402,620
TOTAL SA Sponsored ADR	64,834	3,118,515
		8,752,787
Germany—5.1%
Bayerische Motoren Werke AG ADR	124,900	3,065,046
SAP SE Sponsored ADR	59,300	4,448,686
		7,513,732
Italy—1.6%
Eni SpA Sponsored ADR	74,250	2,401,987
Japan—4.5%
Canon, Inc. Sponsored ADR	44,700	1,278,867
Mitsubishi UFJ Financial Group, Inc. Sponsored ADR	712,600	3,156,818
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	393,600	2,251,392
		6,687,077
Singapore—3.2%
Singapore Telecommunications, Ltd. ADR	151,100	4,647,836
Sweden—3.6%
Assa Abloy AB ADR	523,000	5,334,600
Switzerland—5.1%
Novartis AG Sponsored ADR	38,700	3,193,137
UBS Group AG	158,359	2,052,333
Zurich Insurance Group AG ADR	92,500	2,273,095
		7,518,565
United Kingdom—15.1%
BP PLC Sponsored ADR	105,591	3,749,536
British American Tobacco PLC Sponsored ADR	37,700	4,881,396
GlaxoSmithKline PLC Sponsored ADR	80,200	3,475,868
HSBC Holdings PLC Sponsored ADR	124,399	3,894,933
Unilever PLC Sponsored ADR	99,100	4,747,881
Wm Morrison Supermarkets PLC ADR	120,300	1,501,344
		22,250,958
Description	Shares	Fair Value
United States—52.1%
American Express Co.	43,800	$2,661,288
Apple, Inc.	50,200	4,799,120
Chevron Corp.	46,000	4,822,180
Cisco Systems, Inc.	177,700	5,098,213
Citigroup, Inc.	106,400	4,510,296
ConocoPhillips	53,100	2,315,160
Emerson Electric Co.	67,600	3,526,016
Halliburton Co.	89,900	4,071,571
Honeywell International, Inc.	37,200	4,327,104
Intel Corp.	104,100	3,414,480
International Business Machines Corp.	38,460	5,837,459
Joy Global, Inc.	66,400	1,403,696
Merck & Co., Inc.	75,300	4,338,033
PepsiCo, Inc.	41,100	4,354,134
Pfizer, Inc.	149,766	5,273,261
Reynolds American, Inc.	110,000	5,932,300
United Technologies Corp.	33,400	3,425,170
Viacom, Inc., Class B	46,800	1,940,796
Wal-Mart Stores, Inc.	62,800	4,585,656
		76,635,933
Total Common Stocks (Cost $146,578,235)		149,991,683

Description	Principal Amount (000) (a)	Fair Value
Foreign Government Obligations—16.0%
Brazil—2.1%
Brazil NTN-B:
6.00%, 08/15/16	503	$453,409
6.00%, 08/15/18	850	761,798
6.00%, 08/15/20	2,113	1,883,802
		3,099,009
Colombia—1.0%
Colombian Titulos De Tesoreria:
7.00%, 05/04/22	3,240,000	1,103,223
10.00%, 07/24/24	951,000	377,717
		1,480,940
Hungary—0.7%
Hungary Government Bond, 3.00%, 06/26/24	306,500	1,080,681
Indonesia—0.9%
Indonesia Government Bond, 7.875%, 04/15/19	16,553,000	1,269,742

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2016 (unaudited)

Description	Principal Amount (000) (a)	Fair Value
Malaysia—1.1%
Malaysia Government Bond, 3.80%, 08/17/23	6,450	$1,605,900
Mexico—2.9%
Mexican Bonos:
6.50%, 06/10/21	17,440	995,840
5.75%, 03/05/26	13,620	735,848
Mexican Udibonos, 2.50%, 12/10/20	44,838	2,482,320
		4,214,008
Poland—1.6%
Poland Government Bond, 2.00%, 04/25/21	9,380	2,366,720
Romania—0.7%
Romania Government Bond, 4.75%, 02/24/25	3,680	990,436
Russia—1.6%
Russia Government Bond - OFZ, 7.50%, 02/27/19	155,160	2,343,696
South Africa—2.9%
Republic of South Africa:
7.25%, 01/15/20	26,370	1,742,827
6.75%, 03/31/21	15,980	1,020,224
10.50%, 12/21/26	5,220	394,333
8.50%, 01/31/37	19,000	1,172,320
		4,329,704
Turkey—0.5%
Turkey Government Bond, 10.40%, 03/27/19	2,010	725,983
Total Foreign Government Obligations (Cost $24,310,318)		23,506,819

Description	Shares	Fair Value
Short-Term Investment—0.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $91,090)	91,090	$91,090
Total Investments—118.0% (Cost $170,979,643) (b), (c)		$173,589,592
Liabilities in Excess of Cash and Other Assets—(18.0)%		(26,502,938)
Net Assets—100.0%		$147,086,654

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2016 (unaudited)

Forward Currency Contracts open at June 30, 2016:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation
ARS	7,152,470	USD	481,000	BNP	07/06/16	$—	$5,850
ARS	1,869,600	USD	123,000	BNP	07/29/16	—	311
ARS	10,671,190	USD	706,000	BNP	08/05/16	—	8,309
ARS	5,162,840	USD	337,000	BNP	08/29/16	—	3,537
ARS	12,106,770	USD	839,000	CIT	07/27/16	—	43,675
ARS	2,272,250	USD	149,000	CIT	07/29/16	112	—
BRL	2,519,678	USD	686,000	CIT	09/21/16	80,111	—
BRL	2,329,799	USD	630,272	JPM	09/21/16	78,106	—
CLP	603,910,500	USD	870,000	SCB	07/08/16	42,170	—
CLP	499,605,470	USD	733,000	SCB	07/22/16	20,651	—
CNY	14,481,194	USD	2,219,000	HSB	07/13/16	—	39,955
CNY	1,142,050	USD	175,000	SCB	07/13/16	—	3,151
COP	1,710,013,000	USD	578,000	BNP	07/06/16	7,313	—
COP	2,195,181,000	USD	738,000	SCB	07/06/16	13,379	—
COP	1,425,717,000	USD	471,000	SCB	07/22/16	15,211	—
COP	3,218,218,500	USD	1,085,000	SCB	07/22/16	12,505	—
COP	3,482,671,000	USD	1,174,000	SCB	09/06/16	3,204	—
DOP	85,772,000	USD	1,865,826	CIT	07/01/16	1,796	—
DOP	21,900,000	USD	481,530	CIT	08/01/16	—	6,631
DOP	5,203,520	USD	112,000	CIT	08/08/16	658	—
DOP	16,344,300	USD	355,156	CIT	08/08/16	—	1,296
DOP	30,682,000	USD	664,688	CIT	08/29/16	—	3,566
DOP	13,880,430	USD	304,395	CIT	09/06/16	—	5,795
DOP	85,772,000	USD	1,847,340	CIT	09/30/16	—	11,255
EGP	5,986,920	USD	604,739	BNP	11/30/16	—	26,060
EGP	6,288,400	USD	632,000	BNP	11/30/16	—	24,180
EGP	7,148,700	USD	676,000	BNP	02/24/17	—	18,477
EUR	530,000	USD	588,577	CIT	09/30/16	1,473	—
HUF	244,713,235	USD	873,414	JPM	08/01/16	—	13,366
IDR	3,254,720,000	USD	224,000	CIT	03/22/17	12,646	—
IDR	10,632,400,000	USD	760,000	CIT	03/22/17	13,067	—
IDR	9,446,280,000	USD	669,000	CIT	05/02/17	12,506	—
IDR	7,183,120,000	USD	508,000	HSB	05/09/17	9,406	—
IDR	7,951,725,000	USD	604,234	SCB	07/11/16	—	2,908
ILS	4,090,310	USD	1,056,000	BNP	07/18/16	4,067	—
ILS	4,874,797	USD	1,253,000	BNP	07/18/16	10,379	—
ILS	4,549,254	EUR	1,051,000	JPM	07/28/16	11,907	—
INR	83,910,800	USD	1,240,000	JPM	07/13/16	1,481	—
INR	155,521,570	USD	2,284,730	JPM	07/25/16	11,452	—
JPY	248,877,565	USD	2,421,316	CIT	07/06/16	—	11,159
KRW	954,569,700	USD	831,000	CIT	07/08/16	—	2,306
KRW	903,726,800	USD	766,000	CIT	07/29/16	18,397	—
KRW	657,899,200	USD	560,000	CIT	08/17/16	10,910	—
KZT	239,400,000	USD	700,000	HSB	07/29/16	—	864
KZT	256,200,000	USD	700,000	HSB	03/29/17	—	15,315
MXN	15,017,450	USD	802,000	CIT	07/25/16	17,883	—
MYR	2,619,990	USD	645,000	BNP	07/27/16	3,922	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2016 (unaudited)

Forward Currency Contracts open at June 30, 2016 (continued):

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation
MYR	2,629,410	USD	659,000	CIT	07/27/16	$—	$7,745
MYR	2,340,582	USD	569,000	SCB	07/05/16	11,573	—
MYR	2,505,974	USD	609,000	SCB	07/29/16	11,600	—
PHP	67,851,960	USD	1,452,000	HSB	07/25/16	—	11,269
PHP	50,618,480	USD	1,067,000	HSB	08/04/16	7,341	—
PLN	83,150	USD	21,000	JPM	07/18/16	69	—
RON	2,690,619	EUR	593,000	JPM	07/13/16	1,887	—
RON	5,768,930	EUR	1,279,000	JPM	07/13/16	—	4,339
RUB	21,388,950	USD	330,000	CIT	07/01/16	4,483	—
RUB	88,819,139	USD	1,317,000	CIT	07/01/16	71,966	—
RUB	47,589,300	USD	726,000	CIT	07/27/16	13,891	—
RUB	90,173,888	USD	1,385,000	CIT	07/27/16	16,971	—
THB	12,538,680	USD	354,000	CIT	09/12/16	2,399	—
THB	23,687,280	USD	668,000	CIT	09/12/16	5,286	—
THB	26,276,254	USD	745,828	CIT	09/12/16	1,047	—
THB	49,585,275	USD	1,395,000	SCB	09/12/16	14,409	—
TRY	6,526,632	USD	2,199,000	CIT	07/01/16	69,949	—
TRY	1,544,007	USD	526,000	JPM	07/01/16	10,766	—
TRY	8,000,569	USD	2,718,000	JPM	08/29/16	25,424	—
UGX	2,521,950,000	USD	741,750	BRC	07/07/16	—	1,273
UGX	2,521,950,000	USD	719,529	BRC	09/07/16	2,735	—
UGX	1,292,896,000	USD	352,000	CIT	12/23/16	4,448	—
UGX	1,276,740,000	USD	369,000	JPM	07/25/16	3,134	—
UGX	3,563,700,000	USD	1,050,000	JPM	07/25/16	—	11,280
USD	480,032	ARS	475,150	BNP	07/06/16	4,881	—
USD	680,829	EGP	657,523	BNP	02/24/17	23,306	—
USD	739,575	UGX	740,478	BRC	07/07/16	—	903
USD	1,704,425	RUB	1,723,449	CIT	07/01/16	—	19,024
USD	1,878,493	DOP	1,867,621	CIT	07/01/16	10,872	—
USD	586,833	MYR	580,573	CIT	07/05/16	6,259	—
USD	700,738	JPY	754,357	CIT	07/06/16	—	53,619
USD	769,000	JPY	827,509	CIT	07/06/16	—	58,509
USD	810,000	JPY	828,290	CIT	07/06/16	—	18,290
USD	1,744,000	MXN	1,778,508	CIT	07/25/16	—	34,508
USD	1,030,904	THB	1,029,685	CIT	09/12/16	1,219	—
USD	624,000	BRL	814,501	CIT	09/21/16	—	190,501
USD	2,429,328	JPY	2,418,069	CIT	10/06/16	11,259	—
USD	548,452	EGP	523,492	CIT	11/30/16	24,960	—
USD	349,000	PHP	341,697	HSB	07/25/16	7,303	—
USD	688,000	EGP	663,007	HSB	11/30/16	24,993	—
USD	2,779,117	TRY	2,805,715	JPM	07/01/16	—	26,598
USD	2,364,000	PLN	2,373,568	JPM	07/18/16	—	9,568
USD	785,000	PHP	790,409	JPM	07/25/16	—	5,409
USD	1,073,000	MXN	1,087,494	JPM	07/25/16	—	14,494
USD	1,903,000	HUF	1,931,698	JPM	08/01/16	—	28,698
USD	4,270,331	ZAR	4,313,694	JPM	08/22/16	—	43,363
USD	1,664,790	EUR	1,669,582	JPM	09/01/16	—	4,793

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2016 (unaudited)

Forward Currency Contracts open at June 30, 2016 (concluded):

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation
USD	1,006,340	RON	979,518	JPM	04/13/17	$26,822	$—
USD	1,332,831	COP	1,336,692	SCB	07/06/16	—	3,861
USD	599,000	IDR	601,326	SCB	07/11/16	—	2,326
USD	726,000	CNY	719,100	SCB	07/13/16	6,900	—
USD	904,000	CNY	901,462	SCB	07/13/16	2,538	—
USD	820,000	IDR	814,135	SCB	08/11/16	5,865	—
USD	1,698,000	BRL	2,299,189	UBS	01/20/17	—	601,189
UYU	14,276,100	USD	460,000	HSB	07/14/16	5,292	—
UYU	28,353,180	USD	879,932	HSB	07/14/16	44,166	—
UYU	18,424,000	USD	560,000	JPM	07/21/16	38,707	—
UYU	17,399,200	USD	560,000	JPM	07/27/16	3,975	—
UYU	12,189,920	USD	376,000	JPM	08/15/16	16,388	—
ZAR	34,657,805	USD	2,275,000	CIT	10/03/16	35,851	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$995,646	$1,399,525

Currency Abbreviations:						Counterparty Abbreviations:
ARS	— Argentinian Peso	IDR	— Indonesian Rupiah	PLN	— Polish Zloty	BNP	— BNP Paribas SA
BRL	— Brazilian Real	ILS	— Israeli Shekel	RON	— New Romanian Leu	BRC	— Barclays Bank PLC
CLP	— Chilean Peso	INR	— Indian Rupee	RUB	— Russian Ruble	CIT	— Citibank NA
CNY	— Chinese Renminbi	JPY	— Japanese Yen	THB	— Thai Baht	HSB	— HSBC Bank USA NA
COP	— Colombian Peso	KRW	— South Korean Won	TRY	— New Turkish Lira	JPM	— JPMorgan Chase Bank NA
DOP	— Dominican Republic Peso	KZT	— Kazakhstan Tenge	UGX	— Ugandan Shilling	SCB	— Standard Chartered Bank
EGP	— Egyptian Pound	MXN	— Mexican New Peso	USD	— United States Dollar	UBS	— UBS AG
EUR	— Euro	MYR	— Malaysian Ringgit	UYU	— Uruguayan Peso
HUF	— Hungarian Forint	PHP	— Philippine Peso	ZAR	— South African Rand

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

June 30, 2016 (unaudited)

(a)	Principal amount denominated in respective country’s currency.
(b)	For federal income tax purposes, the aggregate cost was $170,979,643, aggregate gross unrealized appreciation was $31,396,616, aggregate gross unrealized depreciation was $28,786,667 and the net unrealized appreciation was $2,609,949.
(c)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B

Portfolio holdings by industry* (as a percentage of net assets):
Aerospace & Defense	5.3%
Automobiles	2.1
Banks	9.4
Beverages	3.0
Building Products	3.6
Capital Markets	1.4
Communications Equipment	3.5
Consumer Finance	1.8
Diversified Telecommunication Services	3.2
Electrical Equipment	2.4
Energy Equipment & Services	2.8
Food & Staples Retailing	4.1
Insurance	3.1
IT Services	4.0
Machinery	1.0
Media	1.3
Metals & Mining	0.7
Multi-Utilities	0.8
Oil, Gas & Consumable Fuels	11.1
Personal Products	3.2
Pharmaceuticals	17.4
Semiconductors & Semiconductor Equipment	2.3
Software	3.0
Technology Hardware, Storage & Peripherals	4.1
Tobacco	7.3
Subtotal	101.9
Foreign Government Obligations	16.0
Short-Term Investment	0.1
Total Investments	118.0%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

ASSETS
Investments in securities, at fair value (cost $170,979,643)	$173,589,592
Foreign currency, at fair value (cost $269,726)	284,536
Dividends and interest receivable	913,597
Gross unrealized appreciation on forward currency contracts	995,646
Total assets	175,783,371

LIABILITIES
Management fees payable	134,716
Line of credit outstanding	27,071,000
Gross unrealized depreciation on forward currency contracts	1,399,525
Other accrued expenses and payables	91,476
Total liabilities	28,696,717
Net assets	$147,086,654

NET ASSETS
Paid in capital (Note 2(f))	$146,789,409
Undistributed (distributions in excess of) net investment income (loss) (Note 2(f))	35,385
Accumulated net realized gain (loss)	(1,969,672)
Net unrealized appreciation (depreciation) on:
Investments	2,609,949
Foreign currency translations and forward currency contracts	(378,417)
Net assets	$147,086,654

Shares of common stock outstanding*	9,605,237
Net asset value per share	$15.31
Market value per share	$13.08

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2016 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $148,682)	$2,945,982
Interest (net of foreign withholding taxes of $19,046)	579,241
Total investment income	3,525,223

Expenses:
Management fees (Note 3)	771,520
Professional services	77,578
Administration fees	35,186
Shareholders’ reports	30,014
Custodian fees	27,265
Shareholders’ services	22,063
Shareholders’ meeting	13,396
Directors’ fees and expenses	5,216
Other	30,467
Total expenses before interest expense	1,012,705
Interest expense	108,941
Total expenses	1,121,646
Net investment income (loss)	2,403,577

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments	22,716
Foreign currency transactions and forward currency contracts	(278,170)
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(255,454)
Net change in unrealized appreciation (depreciation) on:
Investments	2,057,236
Foreign currency translations and forward currency contracts	870,259
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	2,927,495
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	2,672,041
Net increase (decrease) in net assets resulting from operations	$5,075,618

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$2,403,577	$3,782,934
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(255,454)	(5,120,683)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	2,927,495	(12,558,926)
Net increase (decrease) in net assets resulting from operations	5,075,618	(13,896,675)

Distributions to Stockholders (Note 2(f)):
From net investment income	(1,603,210)	—
Return of capital	(2,977,335)	(10,698,697)
Net increase (decrease) in net assets resulting from distributions	(4,580,545)	(10,698,697)
Total increase (decrease) in net assets	495,073	(24,595,372)
Net assets at beginning of period	146,591,581	171,186,953
Net assets at end of period*	$147,086,654	$146,591,581
*Includes undistributed (distributions in excess of) net investment income (loss) of (Note 2(f))	$35,385	$(764,982)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	9,605,237	9,605,237
Common shares outstanding at end of period	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2016 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$5,075,618
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Increase (Decrease) in dividends and interest receivable	(265,620)
Accretion of bond discount and amortization of bond premium	(30,261)
Inflation index adjustment	(15,526)
Increase (Decrease) in other accrued expenses and payables	(61,453)
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	255,454
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(2,927,495)
Purchases of long-term investments	(18,212,363)
Proceeds from disposition of long-term investments	8,236,618
Proceeds from disposition of short-term investments, net	194,128
Net cash provided by (used in) operating activities	(7,750,900)

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(4,580,545)
Gross drawdowns in line of credit balance	14,671,000
Gross paydowns in line of credit balance	(2,000,000)
Net cash provided by (used in) financing activities	8,090,455

Effect of exchange rate changes on cash	(236,056)
Net increase (decrease) in cash and foreign currency	103,499

Cash and foreign currency:
Beginning balance	181,037
Ending balance	$284,536

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(123,820)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months
	Ended	Year Ended
	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$15.26	$17.82	$19.95	$17.42	$15.49	$16.83
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.39	0.37	0.39	0.41	0.44
Net realized and unrealized gain (loss)	0.28	(1.84)	(1.25)	3.23	2.70	(0.73)
Total from investment operations	0.53	(1.45)	(0.88)	3.62	3.11	(0.29)
Less distributions from (Note 2(f)):
Net investment income	(0.17)	—	(0.08)	(1.06)	(0.59)	(0.78)
Net realized gains	—	—	(1.13)	—	(0.30)	(0.16)
Return of capital	(0.31)	(1.11)	(0.04)	(0.03)	(0.29)	(0.11)
Total distributions	(0.48)	(1.11)	(1.25)	(1.09)	(1.18)	(1.05)
Net asset value, end of period	$15.31	$15.26	$17.82	$19.95	$17.42	$15.49
Market value, end of period	$13.08	$13.08	$15.81	$17.62	$15.09	$13.39

Total Return based upon (a):
Net asset value	3.67%	–8.58%	–4.69%	21.31%	20.69%	–1.85%
Market value	3.96%	–10.78%	–3.63%	24.61%	22.06%	–4.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$147,087	$146,592	$171,187	$191,577	$167,302	$148,822
Ratios to average net assets (b):
Total expenses	1.60%	1.46%	1.51%	1.52%	1.59%	1.54%
Net investment income (loss)	3.44%	2.30%	1.89%	2.07%	2.51%	2.73%
Portfolio turnover rate	5%	16%	10%	35%	17%	33%
Asset coverage per $1,000 of loan outstanding (c)	$6,433	$11,180	$13,013	$14,253	$12,574	$8,364
Bank borrowing outstanding (in thousands)	$27,071	$14,400	$14,250	$14,455	$14,455	$20,210

†	Unaudited.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Return for a period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.
(c)	Calculated as the sum of the Fund’s Net Assets and Line of Credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the Line of Credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements

June 30, 2016 (unaudited)

1. Organization

Lazard Global Total Return and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

in the financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss)

from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2015, the Fund had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Short-Term	Long-Term
$126,507	$1,536,127

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the Fund elected to defer such losses as follows:

Late Year
Post October Capital	Ordinary Loss
Loss Deferral	Deferral
$51,305	$507,843

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax bene-

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

fits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions and wash sales. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from January 2016 through June 2016, the Fund issued notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”) each stating that the Fund had currently estimated that it had distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The actual amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the period ended June 30, 2016, the effective management fee, as a percentage of the Fund’s average net assets, was 1.10%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

“Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement”.

	Fund’s management	Typical
	fee based on	management
	Total Leveraged	fee formula,
	Assets (includes	calculated excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statement of Operations shows the Independent Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2016 were $18,212,363 and $8,236,618, respectively.

For the period ended June 30, 2016, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $30 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest

Fund assets in Currency Investments. The Fund may borrow the lesser of $30 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.85%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment (0.25% per annum if the unused portion is equal to or exceeds 50% of the committed line amount), payable quarterly in arrears. During the period ended June 30, 2016, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance*	Loan Outstanding	Interest Rate
$21,257,560	$27,071,000	1.24%

*	For the 182 days borrowings were outstanding.

Effective July 27, 2016, the Agreement has been amended whereby interest on borrowings is payable at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.95%, on an annualized basis. The terms of the Agreement have also been amended whereby the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment (0.25% per annum if the unused portion is equal to or exceeds 25% of the committed line amount), payable quarterly in arrears.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2016 is categorized as Level 2 (see Note 10).

8. Investment Risks

(a) Non-US Securities Risk—The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Fund may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Fund’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2016:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016
Assets:
Common Stocks*	$149,991,683	$—	$—	$149,991,683
Foreign Government Obligations*	—	23,506,819	—	23,506,819
Short-Term Investment	91,090	—	—	91,090
Other Financial Instruments**
Forward Currency Contracts	—	995,646	—	995,646
Total	$150,082,773	$24,502,465	$—	$174,585,238

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,399,525)	$—	$(1,399,525)

*	Please refer to Portfolio of Investments (page 8 through 12) and Notes to Portfolio of Investments (page 13) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2016.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$82,300,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$995,646

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,399,525

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(258,903)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$828,145

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of June 30, 2016, the Fund holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

The required information for the Fund is presented in the below table, as of June 30, 2016:

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$995,646	$ —	$995,646

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts
	of Assets
	Presented in the
	Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Received	Net Amounts
Barclays Bank PLC	$2,735	$(2,176)	$—	$559
BNP Paribas SA	53,868	(53,868)	—	—
Citibank NA	450,419	(450,419)	—	—
HSBC Bank USA NA	98,501	(67,403)	—	31,098
JPMorgan Chase Bank NA	230,118	(161,908)	—	68,210
Standard Chartered Bank	160,005	(12,246)	—	147,759
Total	$995,646	$(748,020)	$—	$247,626

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$1,399,525	$ —	$1,399,525

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts
	of Liabilities
	Presented in the
	Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Pledged	Net Amounts
Barclays Bank PLC	$2,176	$(2,176)	$—	$—
BNP Paribas SA	86,724	(53,868)	—	32,856
Citibank NA	467,879	(450,419)	—	17,460
HSBC Bank USA NA	67,403	(67,403)	—	—
JPMorgan Chase Bank NA	161,908	(161,908)	—	—
Standard Chartered Bank	12,246	(12,246)	—	—
UBS AG	601,189	—	—	601,189
Total	$1,399,525	$(748,020)	$—	$651,505

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2016 (unaudited)

12. Subsequent Events

On August 17, 2016, the Board approved a change to the Fund’s investment strategy. The change, which relates to the Global Equity Portfolio, will begin to be implemented on or around September 1, 2016 (the “Effective Date”).

As of the Effective Date, the Fund’s Global Equity Portfolio invests in a portfolio of approximately 60 to 100 non-US equity securities (“Global Equity Investments”), including American Depository Receipts (“ADRs”). The Fund generally invests in securities of companies with market capitalizations greater than $2 billion and may invest in emerging markets. The Fund’s net asset value, which is expressed in US dollars, may be negatively affected by the strengthening of the US dollar versus the currencies in which Global Equity Investments are denominated. The Fund may, but is not required to, engage in currency hedging transactions with respect to Global Equity Investments denominated in non-US currencies to hedge the Fund’s exposure to such currencies’ fluctuations in exchange rates with the US dollar.

Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

In engaging in currency hedging transactions, the Investment Manager may not be able to accurately predict movements in currency exchange rates, and there may be imperfect correlations between movements in exchange rates that could cause the Fund to incur significant losses. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Over-the-counter forward currency contracts and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.

Sector and country selection is an outgrowth of the Investment Manager’s stock selection process. In managing Global Equity Investments according to the Investment Manager’s bottom-up (securities-based) approach to security selection, the portfolio management team focuses on finding undervalued equities across all sectors and countries and does not set target exposures at the sector or country level.

Consideration is given to sector and industry commitments as part of the Investment Manager’s risk-monitoring mechanism, and the portfolio management team draws upon the expertise of the Investment Manager’s Global Risk Management team. While there are no strict sector or country limits, sector and country weights are monitored using the MSCI All Country World Index (the “MSCI ACW Index”) as a guide.

As part of the change to the Fund’s investment strategy, the Fund’s benchmark index will change from the MSCI World Index to the MSCI ACW Index.

Also in connection with the change to the Fund’s investment strategy, the fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts.

Lazard Global Total Return and Income Fund, Inc.

Proxy Voting Results

(unaudited)

The Annual Meeting of Stockholders was held on April 22, 2016, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	Three Class II Directors, each to serve for a three-year term expiring at the 2019 Annual Meeting and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Kenneth S. Davidson	7,719,329	552,352
Nancy A. Eckl	7,757,253	514,428
Trevor W. Morrison	7,712,305	559,376

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Board of Directors:
Class I – Directors with Term Expiring in 2018
Independent Director(3):
Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)
Interested Director(4):
Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)
Class II – Directors with Term Expiring in 2019
Independent Directors(3):
Kenneth S. Davidson (71)	Director (February 2004)

Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 - 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 - 2012)

Nancy A. Eckl (53)	Director (February 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 - present) Columbia Law School, Professor of Law (2008 - 2013)
Class III – Directors with Term Expiring in 2017
Independent Directors(3):
Franci J. Blassberg (62)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 - present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (72)	Director (February 2004)

Georgica Advisors LLC, an investment manager, Chairman (1997 - present)

Resource America, Inc., a real estate asset management company, Director (2016 - present)

O’Charley’s, Inc., a restaurant chain, Director (1984 - 2012)

Interested Director(4):
Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present) Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2016, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Nathan A. Paul (43)	Vice President and Secretary (February 2004)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (31)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 - November 2015)

Stephen St. Clair (57)	Treasurer (February 2004)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 - August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)

Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 - September 2015)

Associate at Clifford Chance US LLP (2006 - July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.

Other Information

(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 28-29, 2016, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $28 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprise approximately $224 million (as of April 30, 2016), of the approximately $191 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2016). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment

Manager’s global research, portfolio management, operations, technology, legal and compliance infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee, expense ratio and performance (through March 31, 2016) information prepared by Strategic Insight, noting the limitations of the Strategic Insight comparison group (the “Group”) as further discussed below, and broader Morningstar category (the “Category”).

Advisory Fees and Expense Ratios. The Directors also discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios (leveraged and unleveraged) for the Fund. They noted the methodology and assumptions used by Strategic Insight.

In reviewing Strategic Insight’s analysis, it was noted that the gross advisory fee and expense ratio were below the Group medians for common and managed assets. The Directors noted management’s explanation regarding the lack of comparability of funds within the Group due to the Fund’s unique strategy of achieving leverage through currency investments.

Performance. Strategic Insight’s performance analyses compared the Fund’s investment returns to those of the funds in the Group and Category over one-, three-, five- and ten-year periods ended March 31, 2016.

The Directors noted that the Fund’s total annualized return (based on net asset value) was below the Group and Category averages for all periods ended March 31, 2016, except for the ten-year period when its performance was above the Group average. The Directors, however, noted that there were only six other funds in the Group and that

Lazard Global Total Return and Income Fund, Inc.

Other Information (continued)

(unaudited)

no funds in the Group or Category pursued a strategy similar to that of the Fund’s strategy of investing in global equity securities and in emerging markets currencies primarily through forward currency contracts and debt obligations denominated in emerging markets currencies. They also were advised that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2015 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Fund. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the

Lazard Global Total Return and Income Fund, Inc.

Other Information (concluded)

(unaudited)

services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund, supported the renewal of the Management Agreement. It was noted that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $191 billion global asset management business.

•	The Board was concerned about the Fund’s performance and agreed to continue to closely monitor performance.
•	The Board concluded that the Fund’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Fund in comparison to similar funds and a benchmark performance index; general market outlook as applicable to the Fund; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement. In deciding whether to vote to approve the Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170
College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2016

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	September 6, 2016